UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

The Manitowoc Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	1-11978	39-0448110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place Suite 1000
Milwaukee, Wisconsin		53224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 414 760-4600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	MTW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 6, 2025, The Manitowoc Company, Inc. (the “Company”)held its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s shareholders voted on: (i) the election of eight directors; (ii) the approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan; (iii) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (iv) an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive Proxy Statement, dated March 21, 2025, for the 2025 Annual Meeting (the “2025 Proxy Statement”).

The nominees named below were elected as directors at the 2025 Annual Meeting to each serve a one-year term expiring at the Company’s Annual Meeting of Shareholders to be held in 2026 and until their respective successors are duly elected and qualified, by the indicated votes cast:

Name of Nominee	For	Withheld	Broker Non-Votes
Anne E. Bélec	22,394,800	838,569	5,137,295
Anne M. Cooney	22,187,500	1,045,869	5,137,295
Amy R. Davis	22,363,013	870,356	5,137,295
Ryan M. Gwillim	22,660,252	573,117	5,137,295
Kenneth W. Krueger	22,640,678	592,691	5,137,295
Robert W. Malone	22,197,743	1,035,626	5,137,295
C. David Myers	22,434,968	798,401	5,137,295
Aaron H. Ravenscroft	22,656,665	576,704	5,137,295

The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan was approved by the indicated votes cast:

For	Against	Abstentions	Broker Non-Votes
22,227,948	948,810	56,611	5,137,295

The appointment of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2025 was ratified by the indicated votes cast:

For	Against	Abstentions	Broker Non-Votes
27,638,577	644,981	87,106	0

The advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the 2025 Proxy Statement, was approved by the indicated votes cast:

For	Against	Abstentions	Broker Non-Votes
19,245,428	3,923,061	64,880	5,137,295

Further information concerning the matters voted upon at the 2025 Annual Meeting is contained in the 2025 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)
Date:	May 7, 2025	By:	/s/ Jennifer L. Peterson
Jennifer L. Peterson Executive Vice President, General Counsel and Secretary